Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations
Discontinued Operations

3                          Discontinued Operations

On November 1, 2011, the Company sold its TheraCom, L.L.C. (“TheraCom”) subsidiary to AmerisourceBergen Corporation for $250 million, subject to a working capital adjustment. TheraCom is a provider of commercialization support services to the biotech and pharmaceutical industry. As of December 31, 2010, TheraCom had approximately $0.1 billion of current assets consisting primarily of accounts receivable and $0.1 billion of current liabilities consisting primarily of accounts payable. The sale of TheraCom resulted in the derecognition of approximately $0.2 billion of nondeductible goodwill. The TheraCom business had historically been part of the Company’s Pharmacy Services segment. The results of the TheraCom business are presented as discontinued operations and have been excluded from both continuing operations and segment results for all periods presented.

In connection with certain business dispositions completed between 1991 and 1997, the Company retained guarantees on store lease obligations for a number of former subsidiaries, including Linens ‘n Things which filed for bankruptcy in 2008. The Company’s income (loss) from discontinued operations includes lease-related costs which the Company believes it will likely be required to satisfy pursuant to its Linens ‘n Things lease guarantees.

Below is a summary of the results of discontinued operations:

	Year Ended December 31,
In millions	2011	2010	2009
Net revenues of TheraCom	$650	$635	$514

Income from operations of TheraCom	$18	$28	$13
Gain on disposal of TheraCom	53	—	—
Loss on disposal of Linens ‘n Things	(7)	(24)	(19)
Income tax benefit (provision)	(95)	(2)	2

Income (loss) from discontinued operations, net of tax	$(31)	$2	$(4)